Exhibit 99.1

October 19, 2026

Unusual Machines Completes Acquisition of Upgrade Energy, Expanding U.S. Drone Battery Manufacturing

Adds high-performance battery and power systems to Unusual Machines’ portfolio of critical drone components

ORLANDO, FL / ACCESS Newswire / October 19, 2026 / Unusual Machines, Inc. (NYSE American:UMAC), a leading manufacturer of NDAA-compliant drone components, today announced the completion of its acquisition of DroneNX LLC, operating as Upgrade Energy, a U.S. manufacturer of high-performance drone batteries and power systems.

Originally announced on May 11, 2026, the acquisition expands Unusual Machines’ portfolio to include batteries, complementing its existing motors, headsets, and other drone components.

“The U.S. is investing heavily in domestic drone production, but the industrial base is only as strong as the supply chain supporting it,” said Allan Evans, CEO of Unusual Machines. “Batteries are an essential part of that equation. Matt and his team have built a strong business with deep expertise in battery technology and manufacturing. This adds a critical piece of the drone powertrain to our business and strengthens our ability to support the industry’s next phase of growth.”

“Together with Unusual Machines, we’re building on Upgrade Energy’s battery expertise to expand U.S. production and serve more customers,” said Matthew Barnard, CEO of Upgrade Energy. “Combining our capabilities will allow us to play a larger role in the drone supply chain and deliver the performance, availability, and reliability operators depend on.”

Ahead of closing, Unusual Machines began scaling battery production and hiring additional personnel at Upgrade Energy’s 18,500-square-foot facility in Torrance, California, with plans to establish battery pack operations in Orlando, Florida.

About Unusual Machines, Inc.

Unusual Machines is a leading provider of NDAA-compliant drone components, focused on building a domestic supply chain for the growing U.S. drone industry. The Company manufactures a broad portfolio of critical components, including flight controllers, electronic speed controllers, video systems, motors, FPV headsets, cameras and, following its acquisition of Upgrade Energy, batteries and power systems. Unusual Machines is expanding U.S. manufacturing to meet increasing demand from defense, enterprise, and commercial customers, while serving the consumer FPV market through its Fat Shark and Rotor Riot brands. According to Fact.MR, the U.S. drone components market represents a $3 billion to $5 billion opportunity. For more information, visit unusualmachines.com.

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Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor provisions for forward-looking statements contained therein. All statements other than statements of historical fact are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “is likely,” “may,” “plan,” “potential,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this press release include, without limitation, statements regarding the anticipated benefits of the acquisition of Upgrade Energy; the integration of Upgrade Energy’s business, personnel and operations; our plans to scale battery production, hire additional personnel and establish battery pack operations in Orlando, Florida; the expansion of our product offering and our ability to serve a larger market; anticipated demand from defense, enterprise, commercial and consumer customers; U.S. government investment in domestic drone production; and the size of, and trends in, the U.S. drone components market. These statements are neither historical facts nor assurances of future performance and are based on our current beliefs, expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, many of which are outside of our control. Actual results and outcomes may differ materially from those expressed or implied in any forward-looking statement. Important factors that could cause such differences include, among others: our ability to successfully integrate Upgrade Energy and realize the anticipated benefits of the acquisition within the expected time frame or at all; unanticipated costs, liabilities or delays associated with the acquisition or integration; our ability to retain key Upgrade Energy personnel, customers and suppliers; our ability to scale manufacturing capacity, establish new facilities and achieve expected production volumes, quality and margins; the availability and cost of raw materials, battery cells and other components, including the effects of tariffs, trade restrictions and supply chain disruptions; risks associated with lithium battery manufacturing, including product safety, recalls, warranty claims and environmental, health and safety compliance; changes in U.S. government defense and procurement priorities, budgets and funding, and the timing of government spending; laws and regulations affecting drones and drone components, and our ability to maintain compliance with them; competition, including from larger or better-capitalized competitors; demand for our products and our ability to develop and commercialize new products; our ability to protect our intellectual property; general economic, market, industry and geopolitical conditions; and the other risks and uncertainties described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which is available at www.sec.gov. New factors emerge from time to time, and it is not possible for us to predict all of them or to assess their potential impact. Accordingly, you should not place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by applicable law, we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Unusual Machines, Inc.
Investor: investors@unusualmachines.com
Media: media@unusualmachines.com

SOURCE: Unusual Machines, Inc.

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